SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: May 30, 2002



                           CompleTel Europe N.V.
             (Exact Name of Registrant as Specified in Charter)


The Netherlands                  000-30075                   98-0202823
(State or other                 (Commission                 (IRS Employer
jurisdiction of                 File Number)              Identification #)
incorporation)


                                Kruisweg 609
                     2132 NA Hoofddorp, The Netherlands
                  (Address of Principal Executive Office)


                              (31) 20 666 1701
            (Registrant's telephone number, including area code)





 ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
--------------------------------------------

The following financial statements, pro forma financial information and exhibits, if any, are filed as part of this report:

(a)      Financial Statements of Business Acquired.

         Not applicable

(b)      Pro Forma Financial Information

         Not applicable

(c)      Exhibits

99.1 Press release announcing the commencement of Akkoord composition plan proceedings in The Netherlands in respect of CompleTel Europe N.V.

ITEM 9.  REGULATION FD DISCLOSURE.

On May 30, 2002, CompleTel Europe N.V. issued a press release announcing its commencement of Akkoord composition plan proceedings in The
Netherlands. The press release is attached hereto as Exhibit 99.1.





                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                         COMPLETEL EUROPE N.V.


DATE: May 30, 2002                       By: /s/ John Hugo
                                            ----------------------------------
                                               John Hugo
                                               Corporate Controller
                                               (Principal Accounting Officer)